Exhibit 10.5

Text Encoding: CMBC-HT031 (GS2007)

Comprehensive Credit Granting Contract

(Applicable to corporate credit granting)

No.: GSXZ 2015 SHJZBZEZ No. 008

SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD. (Seal)

CHINA MINSHENG BANKING CORP., LTD. SHENZHEN BRANCH (Seal)

CHINA MINSHENG BANKING CORP., LTD.

Comprehensive Credit Granting Contract

Credit Receiver: SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD. ((hereinafter referred to as Party A)

Address: Bldg. 1, No. 68, Xinsha Road, Pinghu Street, Longgang District, Shenzhen

P. C.:

Legal Representative / Main Principal: Pan Dangyu

Tel.:

Fax:

Opening Bank:

Account No.:

Credit Grantor: CHINA MINSHENG BANKING CORP., LTD. SHENZHEN BRANCH (hereinafter referred to as Party B)

Address: Minsheng Bank Building, Xinzhou No. 11 Street, Futian District, Shenzhen City

P. C.: 518048

Legal Representative / Main Principal: Ou Yangyong

Tel.:

Fax:

In accordance with the Contract Law, the Law on Commercial Banks and other relevant laws and regulations, Party A and Party B make and enter into this Contract upon consensus through consultation on the principles of faithfulness, credit, equality and willingness. Both Parties shall commonly observe this Contract.

Chapter 1 Credit Line and Category

Article 1 During the valid credit period specified in this Contract, the highest credit line Party A may apply Party B for use is (in words) twenty million Yuan only, adopting RMB as the currency.

The line under this Contract shall:

☐ be used by Party A;

☐ be used by Party A and its subordinate wholly-owned or holding companies (hereinafter referred to as its subsidiary companies). Refer to annex 1 for the list of subsidiary companies which can use the comprehensive credit line;

Credit line hereunder means the net amount after deducting the deposit. In other words, the equal financing used after Party A or a third party other than Party A pays the deposit (or pledge of deposit) may not occupy the said line.

Article 2 The highest credit line hereunder shall be used for the following credit category:

RMB business:

☒ (1) loan;

☑ (2) bank acceptance;

☒ (3) Discount of draft;

☑ (4) bank guarantee;

☒ (5) Others:

Trade financing business:

☒ (1) foreign currency loan;

☒(2) bank guarantee;

☒ (3) Outward documentary bill;

☒ (4) Discount of bill;

☒ (5) Acceptance of draft;

☒ (6) Opening of L/C;

☒ (7) Others: ____________

Other business: _________________

Chapter 2 Credit Term

Article 3 The effective term of the highest credit line specified in Article 1 herein shall be one year, from July 16, 2015 to July 16, 2016.

Article 4 Party B is entitled to examine the use of the credit line hereunder at any time. In case of any event of default as specified in Chapter 7 herein, Party B shall have the right to adjust the credit term.

Chapter 3 Guarantee

Article 5 In order to ensure repayment of the creditor’s rights produced herein, the following one or several guarantees are adopted:

☒ The Mortgagor _________________ and Party B (i.e. the Mortgagee) conclude a Maximum Guarantee Contract of No. _________________;

☒ The Mortgagor _________________ and Party B (i.e. the Mortgagee) conclude a Maximum Guarantee Contract of No. _________________;

☒ The Pledgor _________________ and Party B (i.e. the Pledgee) conclude a Maximum Guarantee Contract of No. _____________;

☒ Party A shall provide maximum guarantee for the credit line used by the subsidiary company listed in the annex.

☑ Others: Springpower Technology (Shenzhen) Co., Ltd. and Party B conclude a Maximum Guarantee Contract of 2015 SHJZBZEZ No. 008-1

the Guarantor Huizhou Highpower Technology Co., Ltd. and Party B conclude a Maximum Guarantee Contract of 2015 SHJZBZEZ No. 008-2;

The Guarantor Pan Dangyu and Party B conclude a Maximum Guarantee Contract of 2015 SHJZBZEZ No. 008-3;

Article 6 When Party A and Party B concludes a specific business contract hereunder, Party B has the right to demand Party A to provide any security other than that specified in Article 5 herein.

Article 4 Use of Credit Line

Article 7 Within the credit term and highest credit line specified herein, Party A may use the credit line once or several times. If Party B complies with the stipulations of this Contract through review, Party B shall conclude a relevant specific credit granting business contract or agreement with Party A (hereinafter referred to as the specific business contract).

Article 8 The accumulative balance of all the credit lines used by Party A (the accumulative amount of principals used and not repaid) shall not exceed the highest credit line at any time within the credit term.During the credit term, Party A may apply for reusing the credit line that Party A has repaid. The credit line not used during the credit term shall be cancelled automatically when the credit term expires.

If Party A fails to perform its obligations under this Contract or under the specific business contract, Party B shall have the right to stop Party A continuously using the remaining credit line.

Article 9 Party A must use credit lines within the credit term specified in Article 3 herein. The date of use of a credit line shall not be later than the deadline of the credit term (if the business type specified in the specific business contract is loan/import and export bill purchase, the date of release of each loan shall not be later than the deadline; if the business type specified in the Main Contract is acceptance of bill/discount/ opening of L/C/ opening of letter of guarantee (or letter of guarantee for the release of goods), the date of draft of acceptance of bill/discount/ opening of L/C/ opening of letter of guarantee (or letter of guarantee for the release of goods) shall not be later than the deadline). In case of adjustment of the credit term, the deadline shall be the deadline after this adjustment. The use term of each credit line shall accord with the specific business contract.

Article 10 When this Contract becomes effective, Party A may not use any line hereunder until it meets the following preconditions simultaneously, or Party B shall have the right to refuse conclusion of a specific business contract with Party A.

10.1 Party A has provided documents according to Party B’s requirements, including but not limited to: Party A’s business license, organization code certificate and tax registration certificate which are qualified through annual inspection; Party A’s current effective articles of association; identity certificate and a photocopy of the OD card of the Company's legal representative;

10.2 Guarantee-related documents as the credit guarantee hereunder are effective, and the mortgage right/pledge right has been established;

10.3 Party A has never conducted any event of default, or Party A has conducted any event of default but the default has been solved satisfying Party B or has been exempted by Party B;

10.4 Party A’s commitments given in Chapter 5 herein have been kept prior to the date of withdrawal;

10.5 Party A’s financial conditions when the credit line is applied for use are basically the same as those when this Contract is signed, and there is no material adverse change;

Article 11 The expenses which should be charged under bills, letter of guarantee, international trade financing and other related business, the discount rate under discount of bills, and the interest rate and exchange rate which should be determined in inward and outward documentary bills shall be agreed by Party A and Party B in each specific business contract.

Article 12 In case of any discrepancy between this Contract and the specific business contract made and entered into by and between Party A and Party B, the specific business contract shall prevail.

Chapter 5 Party A’s Commitments

Article 13 Party A’s use of the credit line shall comply with the provisions of laws and the stipulations of this Contract and the specific business contract, and Party B is entitled to check the situations of the specific business at any time.

Article 14 During the credit use period (from the date of signature of this Contract to the date when Party B’s all creditor’s rights are compensated), Party A shall report true financial statements and all relevant information concerning the opening bank, account number and deposit and loan balances according to Party B’s requirements.

Article 15 If providing security for any other’s debts, Party A shall notify Party B in advance, and the performance of the specific business contract made and entered into with Party B shall not be affected.

Article 16 During the credit use period, Party A shall notify Party B 30 days in advance if Party A conducts activity of asset reorganization by means of merger, acquisition, consolidation and division, or any activity changing its operation right in any form, such as contracting and lease, or any activity changing its organization and operation method, or any activity for selling, transferring or disposing its any material asset or equipment in other forms and making major investment. Party A shall repay Party B’s creditor’s rights in advance or implement the responsibility of repaying creditor’s rights according to Party B’s requirements.

Article 17 In case of any event which endangers Party A’s normal operation or constitutes any major threat to performance of the obligation of repayment hereunder (including but not limited to the events specified in sub-clause 10.3 herein), Party A shall notify Party B immediately in written form.

Article 18 In case of change of the domicile or business site of the legal person of Party A, or increase or decrease of Party A’s registered capital, or change of Party A’s legal representative and other senior management personnel, Party A shall notify Party B within seven days after occurrence of the change.

Article 19 Party A shall repay on time the principal and interests of the funds of the specific business under the credit line and pay on time the expenses payable.

Article 20 If Party A uses international trade financing credit line (including packing loan, import and export bill purchase, opening of L/C, letter of guarantee, discount of bill and acceptance of bill of exchange), Party A shall ensure:

1. the settled amount of the import and export business conducted through Party B during the credit period shall not be less than RMB _________________ Yuan, of which the settled amount of the export business shall not be less than RMB _________________ Yuan;

2. When the business is conducted, the latest Uniform Customs and Practice for Documentary Credits, the Uniform Rules for Collections and other related international practices prevailing when this Contract is signed shall be strictly observed. Party B’s reputation and interest shall not be damaged due to any business dispute.

Chapter 6 Party B’s Commitments

Article 21 If Party A’s application for use of a credit line complies with the stipulations of this Contract, Party B shall approve and perform the application timely according to the specific business contract signed.

Article 22 Party B shall not make adjustment of the credit term and the highest credit line bad for Party A, unless otherwise specified in Chapter 7 of this Contract.

Chapter 7 Adjustment of Credit Line and Acceleration

Article 23 Under the following circumstances during the performance period of this Contract, Party B is entitled to adjust or cancel a credit line, and demand Party A to prepay all the borrowings having been withdrawn by Party A under this Contract:

23.1 Party A’s operating status is worsen or Party A has any major operational difficulty;

23.2 there is any major change of the market related to Party A’s operation;

23.3 there is any major adjustment of relevant national policies;

23.4 Party A violates any other contract or agreement concluded with others, or Party A makes any commitment or warranty unilaterally, which constitutes breach of other debts or other debts have been or may be announced acceleration by other creditor;

23.5 the guarantee capacity of the guarantor hereunder becomes obviously insufficient, or the guarantor violates the guarantee contract, or the guarantor violates any obligation specified in the commitments given by the guarantor, or the pledged or mortgaged property hereunder is damaged or its value is obviously decreased, and Party A fails to provide a new guarantee required according to Party B’s requirements;

23.6 during the valid period of this Contract, Party A expressly indicates or indicates by acts that Party A is unable to or fails to perform its obligations specified in this Contract, the specific business contract or Party A’s commitments;

23.7 Party A provides Party B with any balance sheet, statement of profits and losses and other important materials which contain false information or conceal important facts, or Party A refuses Party B’s supervision on Party A’s use of the credit line and relevant production, operation and financial activities;

23.8 Party A transfers its assets, withdraws funds, evades debts or has any other behavior which damages Party B’s rights and interest;

23.9 there is any major change of Party A’s financial conditions, or Party A is involved in litigation, arbitration, administrative punishment or other judicial administrative proceedings, which may have adverse impact for Party A on the execution of this Contract;

23.10 there are any other circumstances under which Party A loses or may lose its ability to perform obligations;

23.11 Party A violates its any commitment given in Chapter 5 herein or fails to perform its obligations under this Contract or the specific business contract.

Article 8 Effectiveness of Contract

Article 24 This Contract shall become effective when both Parties’ legal representatives/main principals or authorized agents sign or seal and both Parties affix their official seals/special contract seals.

Chapter 9 Dispute Settlement

Article 25 Any and all disputes between Party A and Party B arising from and in connection with the execution of this Contract and/or the specific business contract shall be governed by the court at the location where Party B is located, except that there are additional stipulations in the specific business contract for governing of disputes under this Contract.

Chapter 10 Supplementary Provisions

Article 26 All the specific business contracts concluded between Party A or its subsidiary companies listed in Annex 1 of this Contract and Party B for each specific credit granting business on the basis of this Contract shall be deemed as an integral part of this Contract and constitute this Contract as a whole.

Article 27 The Contract has been made out in three originals for Party A, Party B and the guarantor each holding one, which shall be equally authentic.

Article 28 When this Contract is signed, Party B has explained and interpreted in details all the terms and conditions of this Contract to Party A, and both Parties have no objection to the terms and conditions of this Contract. Both Parties have accurate understanding of the legal meaning of their corresponding rights and obligations, limitation of responsibilities or disclaimers.

Article 29 Other provisions agreed by both Parties

The credit category under this Contract includes: bank acceptance bills, with the single deposit ratio not lower than 30% and the maximum term not exceeding 6 months (the maximum term for bank acceptance bill is 12 months); financing letter of guarantee, with the single deposit ratio not lower than 50%. Shupeng Technology (Shenzhen) Co., Ltd., Huizhou Highpower Technology Co., Ltd. and Party A’s legal representative Pan Dangyu shall provide joint liability for Party A’s warranty guarantee for Party B’s debts under this Contract.

Article 30 The credit lines granted to Party A and/or its subsidiary companies in accordance with the Comprehensive Credit Granting Contract or any other contract (“Original Credit Granting Contract”) prior to the signature of this Contract may be performed continuously according to the Original Credit Granting Contract and the relevant specific business contract. However, the outstanding credit line under the Original Credit Granting Contract shall be included in the highest credit line specified in Article 1 herein for calculation and management.

Article 31 Both Parties agree and authorize Party B irrevocably to report relevant information to the financial credit information database established by the State. Such information shall include the name, registered address and other related information of this institution, the transaction records, credit information and bad information (including failure to perform obligations of this Contract, the institution’s performance of obligations and enforcement ruled or judged by the people’s court, and other relevant bad information prescribed by laws and regulations) generated during business activities and performance activities of this institution under this Contract.

This Contract is signed by Party A and Party B in Shenzhen.

Party A: SHENZHEN HIGHPOWER TECHNOLOGY CO., LTD. (Seal) (Seal)

Legal Representative / Main Principal: Pan Dangyu (Signature)

(Or Authorized Agent)	(Signature or Seal)

Date:

Party B: CHINA MINSHENG BANKING CORP., LTD. SHENZHEN BRANCH (Seal) (Seal)

Legal Representative / Main Principal:

(Or Authorized Agent)	(Signature or Seal)

Date:

Annex:

List of subsidiary companies agreed by the Credit Receiver (Party A) for using the lines under the Comprehensive Credit Granting Contract:

1. Full name of the Company:
Address:
Legal Representative:
P. C.: Tel.: Fax:
Opening Bank: Account No.:
2. Full name of the Company:
Address:
Legal Representative:
P. C.: Tel.: Fax:
Opening Bank: Account No.:
3. Full name of the Company:
Address:
Legal Representative:
P. C.: Tel.: Fax:
Opening Bank: Account No.:

4. Full name of the Company:
Address:
Legal Representative:
P. C.: Tel.: Fax:
Opening Bank: Account No.:
5. Full name of the Company:
Address:
Legal Representative:
P. C.: Tel.: Fax:
Opening Bank: Account No.:

Note: the Credit Receiver shall affix its official seal on this page. Where there is any control of the line for use by a subsidiary company, a limit may be indicated or another page may be made for format explanation.